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                                                                  EXECUTION COPY



           ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT TRUST 1996-1

                    $33,544,000 6.400% Class A-1 Certificates
                    $26,360,000 6.750% Class A-2 Certificates
                    $23,862,000 6.975% Class A-3 Certificates
                    $12,115,000 7.300% Class A-4 Certificates
                    $23,781,000 7.575% Class A-5 Certificates
                    $12,764,000 7.975% Class A-6 Certificates
                    $17,551,000 8.040% Class B-1 Certificates



                             UNDERWRITING AGREEMENT

PRUDENTIAL SECURITIES INCORPORATED,
  as Representative (the
  "Representative") of the
  Underwriters named in Schedule I hereto
  (collectively, the "Underwriters")
  and as one of the Underwriters
One New York Plaza
New York, N.Y.  10292-2015

J.P. MORGAN SECURITIES INC.
60 Wall Street
New York, N.Y.  10292-2015

                                                                    May 22, 1996


Dear Sirs:

               Cargill Financial Services Corporation, a corporation organized and existing under the laws of Delaware (the
"Sponsor"), Access Financial Receivables Corp., a corporation organized and existing under the laws of Delaware (the
"Seller") Access Financial Corp., a corporation organized and existing under the laws of Delaware ("Access") (the Sponsor, the Seller and Access, collectively, the "Companies"), agree with the Underwriters as follows:

               Section 1. Issuance and Sale of Certificates. The Sponsor has authorized the issuance and sale of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996-1, Class A-1 Certificates in an aggregate principal amount of $33,544,000, 6.400%, Class A-2 Certificates in an aggregate principal amount of $26,360,000, 6.750%, Class A-3 Certificates in an aggregate principal amount of $23,862,000, 6.975% Class A-4 Certificates in an aggregate principal amount of $12,115,000, 7.300%, Class A-5 Certificates in an aggregate

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principal amount of $23,781,000, 7.575%, Class A-6 Certificates in an aggregate principal amount of $12,764,000, 7.975%, and Class B-1 Certificates in an aggregate principal amount of $17,551,000, 8.040% (collectively, the "Offered Certificates").
 The Offered Certificates, the Class B-2 Certificates, the
Class C Certificates and the Residual Certificates (the Class B-2 Certificates, the Class C Certificates and the Residual Certificates, collectively, the "Non-Offered Certificates")
(the Non-Offered Certificates and the Offered Certificates, collectively, the "Certificates"), are to be issued by the Access Financial Manufactured Housing Contract Trust 1996-1
(the "Trust") pursuant to a pooling and servicing agreement (the "Pooling Agreement"), to be dated as of May 1, 1996, among the Sponsor, the Seller, Access as servicer (in such capacity, the "Servicer") and Bank of New York, as trustee (the "Trustee").
The Non-Offered Certificates are not to be sold hereunder. The Certificates evidence all of the beneficial ownership interests in the assets of the Trust consisting primarily of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements (the "Contracts"). Each Contract was originated by Access in the ordinary course of its business.

               On or prior to the date of issuance of the Certificates, Access will sell the Contracts to the Seller pursuant to the terms of a Loan Sale Agreement (the "Loan Sale Agreement"). In turn, on or prior to the date of issuance of the Certificates, the Sponsor, the Seller and Access will enter into a Securitization Sponsorship Agreement (the "Sponsorship Agreement") under which the Sponsor will agree to create the Trust, direct the Trust to acquire the Contracts from the Seller and cause the Certificates to be issued. On the date of issuance of the Certificates, the Seller will sell the Contracts to the Trust pursuant to the Pooling Agreement.

               An election will be made to treat certain of the assets and Accounts of the Trust as "real estate mortgage investment conduits" ("REMICs") as such term is defined in the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). The Offered Certificates, the Class B-2 Certificates and Class C Certificates will be designated as "regular interests" in a REMIC, and the Residual Certificates will be designated as "residual interests" in a REMIC.

               The offering of the Offered Certificates will be made by the Underwriters, and each of the Companies understands that the Underwriters propose to make a public offering of the Offered Certificates for settlement on May 29, 1996.

               Defined terms used herein shall have their respective meanings as set forth in the Pooling Agreement.

               As used herein, the term "Sponsor Documents" means the Pooling Agreement, the Sponsorship Agreement and this Agreement;


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and the term "Basic Documents" means the Pooling Agreement, the Sponsorship
Agreement, the Loan Sale Agreement and this Agreement.

               Section 2. Representations and Warranties. A. The Sponsor represents, warrants and agrees with the Underwriters, that:

               (i) A Registration Statement on Form S-3 (No. 33-96500) has (a) been prepared by the Sponsor on such Form in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations
(the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (b) been filed with the Commission and (c) been declared effective by the Commission, and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened, by the Commission. Copies of such Registration Statement have been delivered by the Sponsor to the Underwriters. There are no contracts or documents of the Sponsor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement other than such documents or materials, if any, as either of the Underwriters delivers to the Sponsor pursuant to Section 9D hereof for filing on Form 8-K. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               As used herein, the term "Effective Date" means the date on and time at which the Registration Statement became effective, or the date on and the time at which the most recent post-effective amendment to such Registration Statement, if any, was declared effective by the Commission. The term "Registration Statement" means (i) the registration statement referred to in the preceding paragraph, including the exhibits thereto, (ii) all documents incorporated by reference therein pursuant to Item 12 of Form S-3 and (iii) any post-effective amendment filed and declared effective prior to the date of issuance of the Certificates. The term "Base Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus Supplement" means the prospectus supplement dated the date hereof and specifically relating to the Offered Certificates, as first filed with the Commission pursuant to Rule 424 of the Rules and Regulations. The term "Prospectus" means, together, the Base Prospectus and the Prospectus Supplement. The term "Sponsor Offering Materials" means, collectively, the Registration Statement, the Base Prospectus and the information set forth under the caption "The Sponsor" in the Prospectus Supplement. The term "Access Offering Materials" means the Prospectus Supplement except for (x) the information set forth under the caption "The Sponsor" therein and (y) the


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Underwriter Information. The term "Underwriter Information" means the information set forth under the caption "Plan of Distribution" in the Prospectus Supplement and any information in the Prospectus Supplement relating to any potential market- making, over-allotment or price stabilization activities of the Underwriters.

               (ii) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities
Act and the Rules and Regulations.  The Sponsor Offering
Materials do not and will not, as of the Effective Date or the filing date thereof and of any amendment thereto, as appropriate, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) The documents incorporated by reference in the Sponsor Offering Materials, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), as applicable, and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Sponsor Offering Materials, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
provided that no representation is made as to Derived
Information (as defined in Section 9E hereof).

               (iv) Since the respective dates as of which information is given in the Sponsor Offering Materials, or the Sponsor Offering Materials as amended and supplemented, (a) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders' equity, results of operations, regulatory situation or business prospects of the Sponsor and (b) the Sponsor has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Sponsor that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Offered Certificates, otherwise than as set forth


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or contemplated in the Sponsor Offering Materials, as so amended or supplemented.

               (v) The Sponsor is not aware of (a) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information,
(b) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (c) any notification with respect to the suspension of the qualification of the Offered Certificates for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (vi) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Sponsor and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged, to enter into and perform its obligations under each of the Sponsor Documents and to cause the Certificates to be issued.

               (vii)  There are no actions, proceedings or
investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor is a party or of which any of its properties is the subject (a) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the business or financial condition of the Sponsor, (b) asserting the invalidity of any Sponsor Document, in whole or in part, or the Certificates, (c) seeking to prevent the issuance of the Certificates or the consummation by the Companies of any of the transactions contemplated by any Sponsor Document, in whole or in part, or (d) which if determined adversely it is likely to materially and adversely affect the performance by the Sponsor of its obligations under, or the validity or enforceability of, any Sponsor Document, in whole or in part, or the Certificates.

               (viii) This Agreement has been, the Sponsorship Agreement and the Pooling Agreement, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, validly executed and delivered by the Sponsor, and this Agreement constitutes, and the Sponsorship Agreement and the Pooling Agreement upon execution and delivery thereof by the Sponsor, shall constitute, valid and binding agreements of the Sponsor, enforceable against the Sponsor in accordance with their respective terms, except to the extent that the enforceability hereof may be subject (a) to insolvency,


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reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (b) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (c) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

               (ix) The issuance and delivery of the Certificates, the execution, delivery and performance of the Sponsor
Documents by the Sponsor and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Sponsor is a party, by which the Sponsor may be bound or to which any of the property or assets of the Sponsor or any of its respective subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Sponsor or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or any of its properties or assets.

               (x) KPMG Peat Marwick LLP is an independent public accountant with respect to the Sponsor as required by the Securities Act and the Rules and Regulations.

               (xi) The direction by the Sponsor to the Trustee to execute, authenticate, countersign, issue and deliver the Certificates will be duly authorized by the Sponsor, and, assuming the Trustee has been duly authorized to do so, when executed, authenticated, countersigned, issued and delivered by the Trustee in accordance with the Pooling Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Pooling Agreement.

               (xii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Certificates, or the consummation by the Sponsor of the other transactions contemplated by the Sponsor Documents except the registration under the Securities
Act of the Offered Certificates and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriters.

               (xiii) The Sponsor possesses all material licenses, certificates, authorizations or permits issued by the appropriate state, Federal or foreign regulatory agencies or


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bodies necessary to conduct the business now conducted by it and as described in the Sponsor Offering Materials (or is exempt therefrom) and the Sponsor has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

               (xiv) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any of the Sponsor Documents and the Certificates that are required to be paid by the Sponsor at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

               (xv) The Sponsor will not nor will it permit any of its subsidiaries to, without the prior written consent of the Representative, contract to sell any manufactured housing pass-through certificates, manufactured housing pass-through notes or collateralized manufactured housing obligations or other similar securities issued by the Sponsor, the Seller or Access, with the exception of the sale of the Class B-2 Certificates to Prudential Securities Incorporated (or its designee), for a period (the "Lock-up Period") ending five (5) business days after the later of termination of the syndicate or the Closing Date; provided, however, in no event shall the Lock-up Period extend beyond one month after the date hereof.

               (xvi)  At the Closing Date, each of the
representations and warranties of the Sponsor set forth in any of the Sponsor Documents will be true and correct in all material respects.

               Any certificate signed by an officer or signer of the Sponsor, and delivered to the Representative or counsel to the Representative in connection with an offering of the Offered
Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each Person to whom the representations and warranties in this
Section 2A are made.

               B. Access and the Seller represent, warrant and agree, jointly and severally, with the Underwriters, that:

               (i) The Access Offering Materials do not and will not, as of the applicable filing date therefor and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

               (ii) The documents incorporated by reference in the Access Offering Materials, when they were filed with the


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Commission conformed in all material respects to the
requirements of the Securities Act or the Exchange Act and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Access Offering Materials, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation is made as to Derived Information except to the extent such documents reflect Access - Provided Information (as defined in Section 9E hereof).

               (iii) Since the respective dates as of which information is given in the Access Offering Materials, or the Access Offering Materials as amended and supplemented, (a) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders' equity, results of operations, regulatory situation or business prospects of Access or the Seller and
(b) neither Access nor the Seller has entered into any transaction or agreement (whether or not in the ordinary course of business) material to Access or the Seller that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Offered
Certificates, otherwise than as set forth or contemplated in the Access Offering Materials, as so amended or supplemented.

               (iv) Neither Access nor the Seller is aware of (a) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (b) the issuance by the Commission of any stop order suspending the effectiveness of the Registration
Statement or the institution or threatening of any proceeding for that purpose or (c) any notification with respect to the suspension of the qualification of the Offered Certificates for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (v) Each of Access and the Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or


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financial condition of Access or the Seller, as the case may be, and each of Access and the Seller has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged, to enter into and perform its obligations under each of the Basic Documents.

               (vi)   There are no actions, proceedings or
investigations pending before or threatened by any court, administrative agency or other tribunal to which either of Access and/or the Seller is a party or of which any of its properties is the subject (a) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the business or financial condition of Access or the Seller, as the case may be, (b) asserting the invalidity of any Basic Document, in whole or in part, (c) seeking to prevent the issuance of the Certificates or the consummation by Access or the Seller of any of the transactions contemplated by any Basic Document, in whole or in part, as the case may be, or (d) which if determined adversely it is likely to materially and adversely affect the performance by Access and/or the Seller of its obligations under, or the validity or enforceability of, any Basic Document, in whole or in part, or the Certificates.

               (vii)  This Agreement has been, and the Loan Sale
Agreement, the Sponsorship Agreement and the Pooling Agreement, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, validly executed and delivered by Access, and this Agreement constitutes, and the Loan Sale
Agreement, the Sponsorship Agreement and the Pooling Agreement upon execution and delivery thereof by Access, shall constitute, valid and binding agreements of Access, enforceable against Access in accordance with their respective terms, except to the extent that the enforceability thereof may be subject (a) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (b) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (c) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

               (viii) This Agreement has been, and the Loan Sale Agreement, the Sponsorship Agreement and the Pooling Agreement, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, validly executed and delivered by the Seller, and this Agreement constitutes, and the Loan
Sale Agreement, the Sponsorship Agreement and the Pooling Agreement upon execution and delivery thereof by the Seller, shall constitute, valid and binding agreements of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that the enforceability


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thereof may be subject (a) to insolvency, reorganization,
moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (b) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (c) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

               (ix) The execution, delivery and performance of the Basic Documents by Access and the Seller, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Access or the Seller is a party, by which Access or the Seller may be bound or to which any of the property or assets of Access or the Seller or any of their respective subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of Access or the Seller or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Access or the Seller or any of their respective properties or assets.

               (x) KPMG Peat Marwick LLP is an independent public accountant with respect to Access and the Seller as required by the Securities Act and the Rules and Regulations.

               (xi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Certificates, or the consummation by Access or the Seller of the other transactions contemplated by each Basic Document except (a) the registration under the Securities Act of the Offered Certificates, (b) such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriters and (c) with respect to any UCC filings required to effect the transfer of the Contracts pursuant to any Basic Document which shall be filed on or prior to the Closing Date.

               (xii) Each of Access and the Seller possesses all material licenses, certificates, authorizations or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Access Offering
Materials (or each is exempt therefrom) and neither Access nor the Seller has received notice of any proceedings relating to the revocation or modification of such license, certificate,



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authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

               (xiii) Access has the power and authority to sell the Contracts to the Seller pursuant to the Loan Sale Agreement. Following the conveyance of the Contracts to the Seller pursuant to the Loan Sale Agreement, the Seller will own the Contracts free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest
(collectively, "Liens") and the Seller will have the power and authority to sell such Contracts to the Trust. Following the conveyance of the Contracts to the Trust pursuant to the Pooling Agreement, the Trust will own such Contracts free and clear of any Liens other than Liens created by the Pooling Agreement.

               (xiv) As of the Cut-off Date, each of the Contracts will meet the eligibility criteria described in the Prospectus.

               (xv) None of Access, the Seller nor the Trust created by the Pooling Agreement will conduct their operations while any of the Certificates are outstanding in a manner that would require Access, the Seller or the Trust to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"), as in effect on the date hereof.

               (xvi)  Each of the Certificates and the Pooling
Agreement conforms in all material respects to the descriptions thereof contained in the Prospectus.

               (xvii)  Any taxes, fees and other governmental
charges in connection with the execution, delivery and issuance of any of the Basic Documents and the Certificates that are required to be paid by either Access or the Seller at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

               (xviii) The chief executive office of each of Access and the Seller is listed opposite its name on Schedule II hereto, which office is the place where it is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and the offices of each of Access and the Seller where it keeps its respective records concerning the Contracts are also listed in said Schedule opposite its name and there have been no other such locations during the four months preceding the Closing Date.

               (xix) Access has filed the preliminary prospectus supplement with the Commission relating to the Offered
Certificates pursuant to and in accordance with Rule 424(b).


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               (xx)   At the Closing Date, each of the representations
and warranties of Access or the Seller set forth in any of the Basic Documents will be true and correct in all material respects.

               Any certificate signed by an officer or signer of either Access or the Seller and delivered to the Representative or counsel to the Representative in connection with an offering of the Offered Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each Person to whom the representations and warranties in this Section 2B are made.

               Section 3. Purchase and Sale. The Underwriters' commitment to purchase the Offered Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties of the Sponsor, the Seller and Access herein contained and shall be subject to the terms and conditions herein set forth. The Sponsor agrees to instruct the Trust to issue the Offered Certificates to each of the Underwriters, and the Underwriters agree, severally and not jointly, to purchase at a purchase price set forth on Schedule
I hereto, the principal amount of the Offered Certificates set forth opposite the name of such Underwriter on such Schedule I.

               Section 4. Delivery and Payment. Payment of the purchase price for, and delivery of, any Offered Certificates to be purchased by the Underwriters shall be made at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York,
New York, or at such other place as shall be agreed upon by the Representative and the Companies, at 10:00 a.m. New York City time on May 29, 1996 (the "Closing Date"), or at such other time or date as shall be agreed upon in writing by the Representative and the Companies. Payment shall be made by wire transfer of same day funds payable to the account designated by the Sponsor. Each of the Offered Certificates so to be delivered shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company.

               The Companies agree to have the Offered Certificates available for inspection, checking and packaging by the Representative in New York, New York, not later than 12:00 P.M.
New York City time on the business day prior to the Closing
Date.

               The parties agree the settlement of the Offered
Certificates sold pursuant to this Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-
1(a) under the Exchange Act.

               Section 5.  Offering by Underwriters.  It is
understood that the Underwriters, severally and not jointly, propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

               Section 6.  Covenants of Access.  Access covenants
with the Underwriters as follows:

               A. To cause to be prepared a Prospectus in a form approved by the Representative, to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period prescribed by Rule 424(b) and to provide the Representative with evidence satisfactory to the Representative of such timely filing; to cause to be made no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the 91st day following the Closing Date except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the 91st day following the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the 91st day following the Closing Date and to furnish the Representative with copies thereof; to file promptly all reports and any global proxy or information statements required to be filed by the Sponsor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, until the 91st day following the Closing Date; to promptly advise the Representative of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Offered Certificates for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; or (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Sponsor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

               B. To furnish promptly to the Representative and to counsel for the Representative a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

               C. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall
reasonably request:   (i) conformed copies of the Registration
Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and
(iii) any document incorporated by reference in the Prospectus

(including exhibits thereto). If the delivery of a Prospectus is required at any time in connection with the offering or sale of the Offered Certificates and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Sponsor shall notify the Representative and, upon the Representative's request based upon the advice of counsel, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance.

               D. To cause to be filed promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of Access or the Representative, be required by the Securities Act or requested by the Commission.

               E. To cause to be furnished to the Representative and counsel for the Representative, prior to filing with the Commission, and to obtain the consent of the Representative, which consent will not unreasonably be withheld, for the filing of the following documents relating to the Certificates: (i) any amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

               F. To cause to be made generally available to holders of the Offered Certificates as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including Rule
158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

               G. To use its best efforts, in cooperating with the Sponsor, the Seller and the Underwriters, to qualify the Offered Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Offered Certificates. Access will cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Offered Certificates have been so qualified.

               H. So long as the Offered Certificates shall be outstanding, Access shall cause the Trustee, pursuant to the Pooling Agreement, to deliver to the Representative as soon as such statements are furnished to the Trustee: (i) the annual statement as to compliance of the Servicer delivered to the Trustee pursuant to the Pooling Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to the Pooling Agreement; and (iii) the monthly reports furnished to the Owners pursuant to the Pooling Agreement.

               I. So long as any of the Offered Certificates are outstanding, Access will furnish to the Representative (i) as soon as practicable after the end of the fiscal year of the Trust all documents required to be distributed to Certificateholders and other filings with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder with respect to any securities issued by the Sponsor, the Seller or Access that are (A) nonstructured equity or debt offerings of the Sponsor, the Seller or Access or (B) the Offered Certificates and (ii) from time to time, any other information concerning the Sponsor, the Seller or Access filed with any government or regulatory authority which is otherwise publicly available, as the Representative shall reasonably request in writing.

               J. Access will apply the net proceeds from the sale of the Offered Certificates in the manner set forth in the Prospectus.

               K. If, between the date hereof or, if earlier, the dates as of which information is given in the Prospectus and the Closing Date, to the knowledge of Access, there shall have been any material change, or any development involving a prospective material change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Companies, Access will give prompt written notice thereof to the Underwriters.

               L. The Trustee will prepare, or cause to be prepared, and file, or cause to be filed, a timely election to treat the Trust Fund as a REMIC for Federal income tax purposes and will file, or cause to be filed, such tax returns and take such actions, all on a timely basis, as are required to elect and maintain such status.

               M. To the extent, if any, that the ratings provided with respect to the Offered Certificates by the rating agency or agencies that initially rate the Offered Certificates are conditional upon the furnishing of documents or the taking of any other actions by the Sponsor, the Seller or Access, Access shall use its best efforts to furnish or cause to be furnished such documents and take any such other actions.

               Section 7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Certificates pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Companies herein contained, (ii) the accuracy of the statements of officers of the Companies made pursuant hereto, (iii) the performance by the Companies of all of their respective obligations hereunder, and the performance by the Companies of all of their respective obligations under the Basic Documents required to be satisfied on or prior to the Closing Date and
(iv) the following conditions as of the Closing Date:

               A. No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

               B. The Representative shall have received each of the Basic Documents and the Offered Certificates in form and substance satisfactory to the Representative and duly executed by the signatories required pursuant to the respective terms thereof.

               C. The Representative shall have received from Dewey Ballantine, counsel for the Sponsor, the Seller and Access, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Representative to the effect that:

               (i)  The issuance and sale of the Offered
        Certificates have been duly authorized and, when executed, authenticated, countersigned and delivered by the Trustee in accordance with the Pooling Agreement and delivered and paid for pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling Agreement.

               (ii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary under the federal law of the United States or the laws of the State of New York in connection with the execution, delivery and performance by each of the Sponsor, the Seller and Access of the Basic Documents to which it is a party, except such as may be required under the Act or the Rules and Regulations and blue sky or other state securities laws, and such other approvals or consents as have been obtained.

               (iii) Each of the Basic Documents constitutes the legal, valid and binding obligation of each of the Sponsor, the Seller and Access, as applicable, enforceable against each of the Sponsor, the Seller and Access, as applicable, in accordance with their respective terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (C) the enforceability as to rights to indemnification may be subject to limitations of public policy under applicable laws.

               (iv) The Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

               (v) None of the Sponsor, the Seller, Access nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

               (vi) The direction by the Sponsor to the Trustee to execute, issue, countersign and deliver the Offered Certificates has been duly authorized and, when the Offered Certificates are executed and authenticated by the Trustee in accordance with the Pooling Agreement and delivered and paid for pursuant to this Agreement, they will be validly issued and outstanding and entitled to the benefits provided by the Pooling Agreement.

               (vii) Immediately prior to the transfer of the Contracts by Access to the Seller pursuant to the Loan
        Sale Agreement, Access was the sole owner of all right, title and interest in the Contracts and other property transferred by the Seller to the Trust. Immediately prior to the transfer of the Contracts by the Seller to the Trust pursuant to the Pooling Agreement, the Seller was the sole owner of all right, title and interest in the Contracts and other property to be transferred to the Trust.

               (viii) Access has full power and authority to sell and assign the property to be sold and assigned to the Seller pursuant to the Loan Sale Agreement and has duly authorized such sale and assignment to the Seller by all necessary corporate action. The Seller has full power and authority to sell and assign the property to be deposited with the Trustee as part of the Trust pursuant to the

        Pooling Agreement and has duly authorized such sale and assignment to the Trustee by all necessary corporate action.

               (ix)  The Seller has directed the Trustee to
        transfer, assign, set over and otherwise convey without recourse, to the Trust, all right, title and interest of the Seller in and to each Contract listed on the Contract Schedule delivered by the Seller on the Startup Day, and all of its right, title and interest in and to (A) scheduled payments of interest due on each Contract after the Cut-Off Date and (B) scheduled payments of principal due, and unscheduled collections of principal received, on each Contract on and after the Cut-off Date; such transfer of the Contracts set forth on the Contract Schedule to the Trust will be absolute and is intended by the Seller and all parties hereto to be treated as a sale to the Trust.

               (x) The Offered Certificates and each of the Basic Documents conform in all material respects with the respective descriptions thereof contained in the Registration Statement and the Prospectus.

               (xi) The statements in the Base Prospectus under the captions "Summary of Prospectus - Certain Federal Income
        Tax Consequences", "Summary of Prospectus - ERISA
        Considerations", "ERISA Considerations" and "Certain
        Federal Income Tax Consequences" and the statements in the Prospectus Supplement under the captions "Summary - ERISA
        Considerations", "Summary - Certain Federal Income Tax
        Consequences", "ERISA Considerations" and "Certain Federal
        Income Tax Consequences", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and represent a fair and accurate summary of the matters addressed therein, under existing law and the assumptions stated therein.

               (xii) The statements in the Prospectus under the captions "Certain Legal Aspects of the Contracts,"
        "Certain Legal Aspects of Mortgage Loans and Related Matters" and "Legal Investment Matters" to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

               (xiii) The Offered Certificates will, when issued, be properly characterized for Federal income tax purposes as indebtedness of the Seller and the Trust created by the Pooling Agreement and will not constitute a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code.

               (xiv) Assuming compliance with all of the provisions of the Pooling Agreement, the arrangement pursuant to which the Contracts will be administered by the Trustee and pursuant to which the Offered Certificates will be sold will be treated as a REMIC as defined by Section 860D of the Code and the Offered Certificates and the Class B-2 and Class C Certificates will be treated as "regular interests" in a REMIC (or a combination of "regular interests" in a REMIC), and the Residual Certificates will be treated as "residual interests" in a REMIC on the date of issuance thereof and will continue to qualify as a REMIC for so long as such arrangement continues to comply with any applicable changes in the provisions of the Code and regulations issued thereunder.

               (xv) The Registration Statement is effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of such counsel's knowledge no proceeding for that purpose has been instituted or threatened by the Commission under the Act.

               (xvi) The conditions to the use by the Sponsor of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents which are required to be filed as exhibits to the Registration

        Statement pursuant to the Act or the Rules and Regulations thereunder which have not been so filed.

               (xvii) The Registration Statement at the time it became effective, and any amendments thereto at the time such amendment becomes effective (other than the information set forth in the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations thereunder.

               (xviii) The execution, delivery and performance of this Agreement, the Sponsorship Agreement, the Pooling Agreement and the Offered Certificates by the Sponsor will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over the Sponsor or its properties or assets.

               (xix) The execution, delivery and performance of each of the Basic Documents by the Seller will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over the Seller or its properties or assets.

               (xx) The execution, delivery and performance of each of the Basic Documents by Access will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over Access or its properties or assets.

               In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of each of the Seller, the Sponsor, the Servicer, the Trustee and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe the Registration Statement, at the time it became effective and as of the date of such counsel's opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date of such counsel's opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

               D.  The Sponsor shall have delivered to the
Representative a certificate, dated the Closing Date, of an authorized officer and/or signer of the Sponsor to the effect that the signer of such certificate has carefully examined this Agreement, the Sponsorship Agreement, the Pooling Agreement and the Prospectus and that: (i) the representations and warranties of the Sponsor in each Sponsor Document are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Sponsor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied under each Sponsor Document at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer's and/or signer's knowledge, threatened, (iv) there has been no material adverse change in the condition
(financial or other), earnings, business, properties or prospects of the Sponsor, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus, and (v) nothing has come to such officer's and/or signer's attention that would lead such officer and/or signer to believe that the Sponsor
Offering Materials contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               The Sponsor shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

               E. The Representative shall have received from the Seller a certificate dated the Closing Date, of an authorized officer of the Seller to the effect that the signer of such certificate has carefully examined this Agreement, the Loan
Sale Agreement, the Sponsorship Agreement, the Pooling Agreement and the Prospectus and that: (i) the representations and warranties of the Seller in each of the Basic Documents are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing
Date, (ii) the Seller has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied under each of the Basic Documents at or prior to the Closing
Date, and (iii) there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Seller whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus.

               The Seller shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

               F. The Representative shall have received from Phillip M. Fantle, Esq., in-house counsel of the Sponsor, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Representative to the effect that:

               (i) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power to own its property or assets and to conduct its business as presently conducted by it and as described in the Prospectus, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification and where the failure to be so qualified would have a material adverse effect on its condition (financial or otherwise).

               (ii) Each Sponsor Document has been duly authorized, executed and delivered by authorized officers or signers of the Sponsor.

               (iii) The direction by the Sponsor to the Trustee to execute, issue, countersign and deliver the Offered
        Certificates has been duly authorized by the Sponsor.

               (iv) The execution, delivery and performance of each Sponsor Document by the Sponsor will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Sponsor pursuant to the terms of the certificate of incorporation or the by-laws of the Sponsor or any statute, rule, regulation or order of any governmental agency or body of the State of Minnesota, or any Minnesota state court having jurisdiction over the Sponsor or its property or assets or any material agreement or instrument known to such counsel to which the Sponsor is a party or by which the Sponsor or any of its property or assets is bound.

               (v) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Minnesota is necessary in connection with the execution, delivery and performance by the Sponsor of any Sponsor Document except such as may be required under blue sky or other state securities laws, filings with respect to the transfer of the Land Secured Contracts to the Trust pursuant to the Pooling Agreement and such other approvals or consents as have been obtained.

               (vi) To such counsel's knowledge, there are no legal or governmental proceedings pending to which the Sponsor is a party or of which any property or assets of the Sponsor is the subject, and no such proceedings are to the best of such counsel's knowledge threatened or contemplated by governmental authorities against the Sponsor or the Trust, that, (A) are required to be disclosed in the Registration Statement or (B) (i) assert the invalidity of all or any part of any Sponsor Document, (ii) seek to prevent the issuance of the Offered Certificates, (iii) could materially adversely affect the Sponsor's obligations under any Sponsor Document or (iv) seek to affect adversely the Federal or state income tax attributes of the Offered Certificates.

               G. The Representative shall have received from Alston & Bird, counsel for Access and the Seller, or such other counsel reasonably acceptable to the Representative and its counsel, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Representative to the effect that:

               (i) Each of Access and the Seller is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power to own its property or assets and to conduct its business as presently conducted by it and as described in the Prospectus, and is in good standing in each jurisdiction in which it conducts a material part of its business and where the failure to be so qualified would have a material adverse effect on its condition (financial or otherwise).

               (ii) Each of the Basic Documents has been duly authorized, executed and delivered by authorized officers or signers of Access.

               (iii) Each of the Basic Documents has been duly authorized, executed and delivered by authorized officers or signers of the Seller.

               (iv) The execution, delivery and performance of each of the Basic Documents by Access will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance (other than those arising under the Basic Documents for the creation of liens) upon any of the property or assets of Access pursuant to the terms of the certificate of incorporation or the by-laws of Access or any statute, rule, regulation or order of any federal or Georgia governmental agency or body, or any federal or Georgia state court having jurisdiction over Access or its property or assets or any material agreement or instrument known to such counsel to which Access is a party or by which Access or any of its property or assets is bound except where such conflict, breach or default would not have a material adverse effect on its condition (financial or otherwise).

               (v) The execution, delivery and performance of each of the Basic Documents by the Seller will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance (other than those arising under the Basic
        Documents for the creation of liens) upon any of the property or assets of the Seller pursuant to the terms of the certificate of incorporation or the by-laws of the Seller or any statute, rule, regulation or order of any federal or Georgia governmental agency or body, or any federal or Georgia state court having jurisdiction over the Seller or its property or assets or any material agreement or instrument known to such counsel, to which the Seller is a party or by which the Seller or any of its property or assets is bound except where such conflict, breach or default would not have a material adverse effect on its condition (financial or otherwise).

               (vi) No authorization, approval, consent or order for, or filing with, any federal or Georgia state court or governmental agency or authority is necessary in connection with the execution, delivery and performance by Access of each of the Basic Documents except (a) such as may be required under blue sky or other state securities laws, (b) such other approvals or consents as have been obtained and (c) with respect to the filing of financing statements pursuant to the Basic Documents.

               (vii) No authorization, approval, consent or order of, or filing with, any federal or Georgia state court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Seller of each of the Basic Documents except (a) such as may be required under blue sky or other state securities laws,
        (b) filings with respect to the transfer of the Land Secured Contracts to the Trust pursuant to the Pooling Agreement,
        (c) such other approvals or consents as have been obtained and (d) with respect to the filing of financing statements pursuant to the Basic Documents.

               (viii) To such counsel's knowledge, there are no legal or governmental proceedings pending to which Access is a party or of which any property or assets of Access is the subject, and no such proceedings are to the best of such counsel's knowledge threatened or contemplated by governmental authorities against Access or the Trust, that, (A) are required to be disclosed in the Registration Statement or (B) (i) assert the invalidity of all or any part of the Basic Documents, (ii) seek to prevent the issuance of the Offered Certificates, (iii) could materially adversely affect Access' obligations under the Basic Documents, or (iv) seek to affect adversely the Federal or state income tax attributes of the Offered Certificates.

               (ix) To such counsel's knowledge, there are no legal or governmental proceedings pending to which the Seller is a party or of which any property or assets of the Seller is the subject, and no such proceedings are to the best of such counsel's knowledge threatened or contemplated by governmental authorities against the Seller or the Trust, that, (A) are required to be disclosed in the Registration Statement or (B) (i) assert the invalidity of all or any part of the Basic Documents, (ii) seek to prevent the issuance of the Offered Certificates, (iii) could materially adversely affect the Seller's obligations under the Basic Documents or (iv) seek to affect adversely the Federal or state income tax attributes of the Offered Certificates.

               (x) Such counsel shall state that it is familiar with the standard operating procedures of Access relating to its acquisition of a perfected first priority security interest under Georgia law in the manufactured homes financed by Access pursuant to manufactured housing installment sale contracts and installment loan contracts in the ordinary course of its business. Assuming that the standard procedures of Access are followed with respect to the perfection of security interests in the manufactured homes securing the Contracts (the "Manufactured Homes") (and such counsel has no reason to believe that Access has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Manufactured Homes), Access has acquired or will acquire a perfected first priority security interest in the Manufactured Homes.

               (xi)  The Contracts (other than the Land Secured
        Contracts) are chattel paper, as defined in the UCC in the State of Georgia.

               H. The Representative shall have received from Access a certificate dated the Closing Date, of an authorized officer of Access to the effect that the signer of such certificate has carefully examined this Agreement, the Loan
Sale Agreement, the Sponsorship Agreement, the Pooling Agreement and the Prospectus and that: (i) the representations and warranties of Access in each of the Basic Documents are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) Access has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied under each of the Basic Documents at or prior to the Closing Date, (iii) there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of Access whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus, and (iv) nothing has come to such officers' attention that would have such officer believe that the Access Offering Materials contain any untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               Access shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

               I. The Representative shall have received from Stroock & Stroock & Lavan, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Certificates and such other related matters as the Representative may require.

               J. The Representative shall have received from counsel to the Trustee a favorable opinion dated the Closing
Date and satisfactory in form and substance to the Representative and counsel for the Representative, to the effect that:

               (i) The Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York.

               (ii) The Trustee has full corporate trust power and authority to enter into and perform its obligations under the Pooling Agreement and to execute, issue, countersign and deliver the Offered Certificates.

               (iii)  The Pooling Agreement has been duly
        authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee, in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

               (iv) The Certificates have been duly authorized, executed and authenticated by the Trustee on the date hereof on behalf of the Trust in accordance with the Pooling Agreement.

               (v) The execution, delivery and performance of the Pooling Agreement and the Certificates by the Trustee will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Trustee pursuant to the terms of the articles of association or the by-laws of the Trustee or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Trustee or its property or assets or any agreement or instrument known to such counsel, to which the Trustee is a party or by which the Trustee or any of its respective property or assets is bound.

               (vi) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Trustee of the Pooling Agreement or the Offered Certificates.

               K.  The Trustee shall have furnished to the
Representative a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Pooling Agreement by the Trustee and the acceptance by the Trustee of the trusts created thereby and the due execution and delivery of the Certificates by the Trustee thereunder and such other matters as the Representative shall reasonably request.

               L. The Representative shall have received (i) a comfort letter, dated the date of this Agreement, of KPMG Peat Marwick LLP confirming that they are independent public accountants with respect to the Companies within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Representative and the Companies have previously agreed and otherwise in form and substance satisfactory to the Representative, the Companies and their respective counsel and (ii) on the Closing Date, a bring down comfort letter, dated the date of delivery thereof, of KPMG Peat Marwick LLP confirming that they are independent public accountants with respect to the Companies within the meaning of the Securities Act and the Rules and Regulations, consistent with the letter delivered pursuant to clause (i) above and otherwise in form and substance satisfactory to the Representative, the Companies and their respective counsel.

               M. The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates shall have been rated "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Fitch
Investors Service, Inc. ("Fitch"); the Class A-6 Certificates shall have been rated at least "Aa3" by Moody's and "AA-" by Fitch; and the Class B-1 Certificates shall have been rated at least "Baa3" by Moody's and "BBB-" by Fitch.

               N. The Representative shall have received copies of letters dated as of the Closing Date, from Moody's and Fitch stating the current ratings of the Offered Certificates as set forth in Section M above.

               O. The Representative shall have received from Dewey Ballantine, counsel to the Sponsor, the Seller and Access, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the

Representative, as to true sale matters relating to the transaction.

               P. The Representative shall have received evidence satisfactory to it and counsel for the Representative that (i) immediately prior to the transfer of the Contracts to the Seller, Access owned the Contracts free and clear of all Liens, and (ii) immediately prior to the transfer of the Contracts to the Trust, the Seller owned the Contracts free and clear of all Liens.

               Q. The Representative shall have received evidence satisfactory to it and counsel for the Representative that, on or before the Closing Date, UCC-1 financing statements have been filed in the appropriate filing offices reflecting the transfer of the Contracts and the proceeds thereof (i) from Access to the Seller, and (ii) from the Seller to the Trust.

               R. The Representative shall have received copies of all opinions delivered to either Moody's or Fitch in connection with the transactions contemplated by this Agreement and such opinions shall be addressed to the Representative.

               S. The Representative shall have received evidence satisfactory to it and counsel for the Representative that with respect to each Land Secured Contract, assignments from the Seller to the Trustee have been duly executed and delivered to the Trustee.

               T. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Representative and counsel for the Representative, and the Representative and counsel for the Representative shall have received such other information, opinions, certificates and documents as they may reasonably request in writing.

               U. The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the rules and regulations under the Act and Section 2 hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

               If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, (i) this Agreement may be terminated by the Representative by notice to each of the Companies at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 8 and

(ii) the provisions of Section 8, the indemnity set forth in
Section 9, the contribution provisions set forth in Section 10 and the provisions of Sections 12 and 15 shall remain in effect.

               Section 8.  Payment of Expenses.  Access agrees to
pay the following expenses incident to the performance of the Companies' obligations under this Agreement, (i) the filing of the Registration Statement and all amendments thereto, (ii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of this Agreement, (iii) the preparation, issuance and delivery of the Certificates, (iv) the fees and disbursements of Dewey
Ballantine, special counsel to the Companies, any other counsel to any of the Companies and KPMG Peat Marwick, accountants of the Companies (excluding the fees and disbursements of KPMG
Peat Marwick related to providing comfort in connection with the Access - Provided Information), (v) the qualification of the
Offered Certificates under securities and Blue Sky laws and the determination of the eligibility of the Offered Certificates for investment in accordance with the provisions hereof, including filing fees and the fees and disbursements of Stroock & Stroock
& Lavan, counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey,
(vi) the printing and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky survey, (vii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Pooling Agreement and the other transaction documents,
(viii) the fees charged by nationally recognized statistical rating agencies for rating the Offered Certificates, and (ix) the fees and expenses of the Trustee and its counsel.

               If this Agreement is terminated by the Representative in accordance with the provisions of Section 7, Access shall reimburse the Underwriters for all reasonable third-party out-of-pocket expenses, including the reasonable fees and disbursements of Stroock & Stroock & Lavan, counsel for the Underwriters.

               Section 9. Indemnification. A. (x) The Sponsor agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which such Underwriter or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus and in the section of the Prospectus Supplement titled "The Sponsor" or
(iv) the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and shall reimburse each such Underwriter and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with respect to any such untrue statement or omission shall not inure to the benefit of such Underwriter if the Sponsor shall sustain the burden of proving that the person asserting against such Underwriter the loss, liability, claim, damage or expense purchased any of the Offered Certificates which are the subject thereof and was not sent or given a copy of the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented), if required by law, at or prior to the written confirmation of the sale of such Offered Certificates to such person and the untrue statement or omission was corrected in the appropriate
Prospectus (or the appropriate Prospectus as amended or supplemented).

               (y) Access agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered certificates), to which such Underwriter or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Access Offering Materials or (ii) the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse such Underwriter and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by such Underwriter or such controlling person in connection with the investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with respect to any such untrue statement or omission shall not inure to the benefit of such Underwriter if Access shall sustain the burden of proving that the person asserting against such Underwriter the loss, liability, claim, damage or expense purchased any of the Offered Certificates which are the subject thereof and was not sent or given a copy of the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented), if required by law, at or prior to the written confirmation of the sale of such Offered Certificates to such person and the untrue statement or omission was corrected in the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented).

               The foregoing indemnity agreement is in addition to any liability which the Sponsor, the Seller, or Access may otherwise have to any Underwriter or any controlling person of any Underwriter.

               B. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Companies, the directors and the officers of the Sponsor who signed the Registration Statement, and each person, if any, who controls the Sponsor, the Seller or Access within the meaning of the Securities Act or the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Sponsor, the Seller or Access or any such director, officer or controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement,
(ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state in the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Sponsor, the Seller or Access by such Underwriter specifically for inclusion therein, and shall reimburse the Sponsor, the Seller or Access, as the case may be, promptly on demand, and any such director, officer or controlling person for any documented legal or other documented expenses reasonably incurred by the Sponsor, the Seller or Access, or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter to the Sponsor, the Seller or Access consists of the Underwriter Information as previously defined.

               The foregoing indemnity agreement is in addition to any liability which the Underwriters, severally and not jointly, may otherwise have to the Sponsor, the Seller or Access or any such director, officer or controlling person.

               C. Promptly after receipt by any indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the claim or the commencement of that action;
provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9.

               If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, unless such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any fees and expenses of counsel subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 9 consist of the Underwriters or any of their controlling persons, or by the Sponsor, the Seller or Access if the indemnified parties under this Section 9 consist of the Sponsor, the Seller or Access or any of their respective directors, officers or controlling persons, but in either case reasonably satisfactory to the indemnified party.

               Each indemnified party, as a condition of the indemnity agreements contained in Sections 9A and B, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

               Notwithstanding the foregoing, if (x) the indemnified party has made a proper request to the indemnifying party for the payment of the indemnified party's legal fees and expenses, as permitted hereby, and (y) such request for payment has not been honored within thirty days, then, for so long as such request thereafter remains unhonored, the indemnifying party shall be liable for any settlement entered into by the indemnified party whether or not the indemnifying party consents thereto.

               D. Each Underwriter, severally and not jointly, agrees to provide Access, the Seller and the Sponsor no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Derived Information (defined below) for filing with the Commission on Form 8-K.

               E. Each Underwriter, severally and not jointly, agrees, assuming all Access - Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Sponsor, the Seller, Access, their respective officers and directors and each person who controls the Sponsor and/or the Seller and/or Access within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities
Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of each Underwriter under this Section 9E shall be in addition to any liability which such Underwriter may otherwise have.

               The procedures set forth in Section 9C shall be equally applicable to this Section 9E.

               For purposes of this Section 9, the term "Derived Information" means such portion, if any, of the information delivered to any of the Companies pursuant to Section 9D for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute Access - Provided Information. Access - Provided Information" means any computer tape furnished to the Underwriters by Access concerning the assets comprising the Trust that is used in whole or in part to generate the Derived Information.

               Section 10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Sponsor, Access and the Underwriters, (each, a "Contributing Party") shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by such Contributing Party (i) in such proportion as is appropriate to reflect the relative benefits received by such Contributing Party from the offering of the Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of such Contributing Party in connection with the statements or omissions which resulted in the losses, liabilities, claims, damages and expenses as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Contributing Party and the Contributing Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and other equitable considerations.

               Notwithstanding the provisions of Section 9 or of this Section 10, no Underwriter shall be required to be responsible for any amount in excess of the amount of the underwriter's discounts and commissions received by such Underwriter in connection with the Offered Certificates. For purposes of this
Section 10, each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as each of the Underwriters, each director of the Sponsor and/or Access, each officer of the Sponsor who signed the Registration Statement, and each person, if any, who controls the Sponsor and/or Access within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Sponsor.

               The Sponsor, Access and the Underwriters, severally and not jointly, agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

               Section 11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Sponsor, the Seller and Access prior to delivery of and payment for the Offered Certificates if prior to such time (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Sponsor, the Seller or Access which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Certificates or makes it impractical or inadvisable to market the Offered Certificates; (ii) the Offered Certificates have been placed on credit watch by Moody's or Fitch with negative implications; (iii) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market System shall have been suspended or limited, or minimum prices shall have been established on such exchange or market system; (iv) a banking moratorium shall have been declared by either Federal or New
York State authorities; or (v) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which makes it, in the reasonable judgment of the Underwriters, impractical or inadvisable to proceed with the completion of the sale and payment for the Offered Certificates. Upon such notice being given, the parties to this Agreement shall (except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

               Section 12. Failure to Purchase the Offered Certificates. If any Underwriter defaults in its obligations to purchase the principal amount of the Offered Certificates opposite such Underwriter's name on Schedule I hereto and the aggregate principal amount of the Offered Certificates that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Certificates, the non-defaulting Underwriter may make arrangements satisfactory to the Sponsor and Access for the purchase of such Offered Certificates by other Persons, including the non-defaulting Underwriter, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter shall be obligated to purchase the Offered
Certificates that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Offered Certificates with respect to such default exceeds 10% of the total principal amount of the Offered Certificates and arrangements satisfactory to the non-defaulting Underwriter, the Sponsor and Access for the purchase of such Offered Certificates by other Persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Seller, the Sponsor and Access, except as provided in Section 13. As used in this Agreement, the term "Underwriter" includes any Person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

               Section 13.  Representations, Warranties and
Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or their controlling persons, or by or on behalf of the Companies or any officers, directors or controlling persons and shall survive delivery of any Offered Certificates to the Underwriters or any controlling person.

               Section 14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to the Asset-Backed Finance Group at the address set forth on the first page hereof, or sent by facsimile machine which produces an electronic confirmation of receipt to One New York Plaza, New York, New York 10292-2015, Attention: Asset- Backed Finance Group, Fax:
(212) 778-3298. Notices to the Sponsor shall be directed to the Law Department, or sent by facsimile machine which produces an electronic confirmation of receipt to 6000 Clearwater Drive, Minnetonka, Minnesota 55343, Attention: Law Department, Fax:
(612) 984-3898. Notices to the Seller and Access shall be directed to the Law Department, or sent by facsimile machine which produces an electronic confirmation of receipt to 1110 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, Attention:
Law Department, Fax:  (770) 828-0455.

               Section 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Companies, and their respective successors or assigns. Nothing expressed or mentioned in this Agreement is intended nor shall it be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and except as provided above for the benefit of no other person, firm or corporation. No purchaser of Offered Certificates from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

               SECTION 16. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND
SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

               Section 17.  Counterparts.  This Agreement may be
executed in counterparts, each of which shall be deemed to be an original, but together they shall constitute but one instrument.

               Section 18.  Headings.  The headings herein are
inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of, this Agreement.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among you, the Sponsor, the Seller and Access in accordance with its terms.

                                    Very truly yours,

                                    CARGILL FINANCIAL SERVICES CORPORATION



                                    By:   /s/ Kenneth M. Duncan
                                            Name:  Kenneth M. Duncan
                                            Title: Senior Vice President


                                    ACCESS FINANCIAL RECEIVABLES CORP.



                                    By:   /s/ Leslie Zejdlik Foster
                                            Name:  Leslie Zejdlik Foster
                                            Title: President


                                    ACCESS FINANCIAL CORP.


                                    By:   /s/ Leslie Zejdlik Foster
                                            Name:  Leslie Zejdlik Foster
                                            Title: President

The foregoing Underwriting
        Agreement is hereby confirmed
        and accepted as of the date
        first above written:

PRUDENTIAL SECURITIES INCORPORATED



By:   /s/ Valerie Kay
        Name:  Valerie Kay
        Title: Vice President

J.P. MORGAN SECURITIES INC.


By:   /s/ Peggy Wallace
     Name:  Peggy Wallace
     Title: Vice President

                                   SCHEDULE I

                                  UNDERWRITING


                                    CLASS A-1



                                  Purchase Price                                Proceeds to
                                  Percentage                                    the Seller
                                  (excluding                     Principal      (excluding
Underwriters                      accrued interest)              Amount         accrued interest)
- ------------                      -----------------              ---------      -----------------
Prudential Securities
  Incorporated                        99.650000%              $16,772,000.00    $16,713,298.00

J.P. Morgan Securities Inc.           99.650000%              $16,772,000.00    $16,713,298.00
                                                                                -------------


Total Proceeds to Seller:                                                       $33,426,596.00
                                                                                ==============





                                    CLASS A-2



                               Purchase Price                         Proceeds to
                               Percentage                             the Seller
                               (excluding             Principal       (excluding
Underwriters                   accrued interest)      Amount          accrued interest)
- ------------                   -----------------      ---------       -----------------
Prudential Securities
  Incorporated                  99.650000%          $13,180,000.00    $13,133,870.00

J.P. Morgan Securities Inc.     99.650000%          $13,180.00.00     $13,133,870.00
                                                                      --------------
Total Proceeds to Seller:                                             $26,267,740.00
                                                                      ==============

                                    CLASS A-3



                               Purchase Price                         Proceeds to
                               Percentage                             the Seller
                               (excluding             Principal       (excluding
Underwriters                   accrued interest)      Amount          accrued interest)
- ------------                   -----------------      ---------       -----------------
Prudential Securities
  Incorporated                  99.634375%          $11,931,000.00    $11,887,377.28

J.P. Morgan Securities Inc.     99.634375%          $11,931,000.00    $11,887,377.28
                                                                      --------------
Total Proceeds to Seller:                                             $23,774,754.56
                                                                      ==============

                                    CLASS A-4



                               Purchase Price                         Proceeds to
                               Percentage                             the Seller
                               (excluding             Principal       (excluding
Underwriters                   accrued interest)      Amount          accrued interest)
- ------------                   -----------------      ---------       -----------------
Prudential Securities
  Incorporated                  99.571875%          $6,057,500.00     $ 6,031,566.33

J.P. Morgan Securities Inc.     99.571875%          $6,057,500.00     $ 6,031,566.33
                                                                      --------------
Total Proceeds to Seller:                                             $12,063,132.66
                                                                      ==============

                                    CLASS A-5


                               Purchase Price                         Proceeds to
                               Percentage                             the Seller
                               (excluding             Principal       (excluding
Underwriters                   accrued interest)      Amount          accrued interest)
- ------------                   -----------------      ---------       -----------------
Prudential Securities
  Incorporated                  99.650000%          $11,890,500.00    $11,848,883.25

J.P. Morgan Securities Inc.     99.650000%          $11,890,500.00    $11,848,883.25
                                                                      --------------
Total Proceeds to Seller:                                             $23,697,766.50
                                                                      ==============

                                    CLASS A-6


                               Purchase Price                         Proceeds to
                               Percentage                             the Seller
                               (excluding             Principal       (excluding
Underwriters                   accrued interest)      Amount          accrued interest)
- ------------                   -----------------      ---------       -----------------
Prudential Securities
  Incorporated                  99.650000%          $6,382,000.00     $ 6,359,663.00

J.P. Morgan Securities Inc.     99.650000%          $6,382,000.00     $ 6,359,663.00
                                                                      --------------
Total Proceeds to Seller:                                             $12,719,326.00
                                                                      ==============


                                    CLASS B-1


                               Purchase Price                         Proceeds to
                               Percentage                             the Seller
                               (excluding             Principal       (excluding
Underwriters                   accrued interest)      Amount          accrued interest)
- ------------                   -----------------      ---------       -----------------
Prudential Securities
  Incorporated                  99.484375%          $8,775,500.00     $ 8,730,251.33

J.P. Morgan Securities Inc.     99.484375%          $8,775,500.00     $ 8,730,251.33
                                                                      --------------
Total Proceeds to Seller:                                             $17,460,502.66
                                                                      ==============

                                   SCHEDULE II

                                                                     Location of
                 Party                                         Chief Executive Office
                 -----                                           and Records Office
                                                                 ------------------
       Access Financial Receivables Corp.                   1110 Abernathy Road
                                                            Suite 1200
                                                            Atlanta, GA  30328

       Access Financial Corp.                               1110 Abernathy Road
                                                            Suite 1200
                                                            Atlanta, GA  30328


                                       43